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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2000


                            Alcan Aluminium Limited
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Canada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                1-3677                             Inapplicable
        ----------------------         ------------------------------------
        Commission File Number         (I.R.S. Employer Identification No.)


         1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
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        (Address of principal executive offices, including postal code)


                                 (514) 848-8000
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              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events
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         The information set forth in the press release issued by Alcan
         Aluminium Limited and in the Termination Agreement of the New French Exchange Offer Agreement dated April 12, 2000, attached hereto as Exhibits 99.1 and 99.2, is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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         (c)   Exhibits

         99.1  Press release of Alcan Aluminium Limited, dated April 13, 2000.

         99.2 Termination Agreement of the New French Exchange Offer Agreement dated April 12, 2000.

         99.3 Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               ALCAN ALUMINIUM LIMITED



                                        By:    /s/  Serge Fecteau
                                               -----------------------
                                               Serge Fecteau
                                               Assistant Secretary



Date:  April 20, 2000


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                                 EXHIBIT INDEX


Exhibit
Number                                Description
-----------                           -----------

(99.1)      Press release of Alcan Aluminium Limited dated April 13, 2000.

(99.2)      Termination Agreement of the New French Exchange Offer Agreement dated
            April 12, 2000.

(99.3)      Cautionary statement for purposes of the "Safe Harbor" provisions of the
            Private Securities Litigation Reform Act of 1995.


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